[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1
--------------------------------------------------------------------------------

                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                           $729,489,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-OPT1

                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                        OPTION ONE MORTGAGE CORPORATION
                            ORIGINATOR AND SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                               SEPTEMBER 27, 2004

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                                      $101,355,592
Aggregate Original Principal Balance                                         $101,853,807
Number of Mortgage Loans                                                              648

                                                          MINIMUM                 MAXIMUM      AVERAGE (1)
                                                          -------                 -------      -----------
Original Principal Balance                                $50,000                $770,000        $157,182
Outstanding Principal Balance                             $48,145                $766,738        $156,413

                                                          MINIMUM                MAXIMUM    WEIGHTED AVERAGE (2)
                                                          -------                -------    --------------------
Original Term (mos)                                           120                     360             353
Stated remaining Term (mos)                                   114                     356             348
Loan Age (mos)                                                  4                       7               5
Current Interest Rate                                       4.800%                 12.000%          7.169%
Initial Interest Rate Cap(4)                                1.000%                  3.000%          2.980%
Periodic Rate Cap(4)                                        1.000%                  1.500%          1.006%
Gross Margin(4)                                             3.000%                  8.850%          5.233%
Maximum Mortgage Rate(4)                                   10.800%                 17.050%         13.165%
Minimum Mortgage Rate(4)                                    4.800%                 11.050%          7.142%
Months to Roll(4)                                              17                      32              20
Original Loan-to-Value                                      14.12%                 100.00%          63.77%
Credit Score (3)                                              500                     776             576

                                                         EARLIEST                 LATEST
                                                         --------                 ------
Maturity Date                                            03/01/14                05/01/34

                                                        PERCENT OF                                     PERCENT OF
LIEN POSITION                                          MORTGAGE POOL         YEAR OF ORIGINATION      MORTGAGE POOL
1st Lien                                                    96.57%                   2004                100.00%
2nd Lien                                                     3.43

                                                                                LOAN PURPOSE

OCCUPANCY                                                                    Purchase                     8.48%
Primary                                                     92.63%           Refinance - Rate/Term        8.09
Second Home                                                  2.77            Refinance - Cashout         83.44
Investment                                                   4.60

                                                                                PROPERTY TYPE

LOAN TYPE                                                                    Single Family Detached      68.92%
Fixed Rate                                                  32.87%           Single Family Attached       2.91
ARM                                                         67.13            Condominium - Low Rise       5.44
                                                                             Condominium - High Rise      0.69

AMORTIZATION TYPE                                                            2-4 Family                  14.14
Fully Amortizing                                           100.00%           PUD Attached                 0.43
                                                                             PUD Detached                 4.62
                                                                             Manufactured Housing         2.86

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

MORTGAGE RATES

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF                     NUMBER OF       BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
MORTGAGE RATES             MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE     OUTSTANDING     LTV         DOC
5.500% or less                  19         $  4,050,885     4.00%       5.264%     611       $213,204     54.94%     67.28%
5.501% to 6.000%                75           13,710,655    13.53        5.818      611        182,809     56.69      50.21
6.001% to 6.500%                90           15,328,124    15.12        6.318      591        170,312     59.85      63.90
6.501% to 7.000%               116           20,549,967    20.28        6.830      575        177,155     63.24      47.23
7.001% to 7.500%                93           14,123,106    13.93        7.279      560        151,861     66.16      39.81
7.501% to 8.000%                80           14,061,532    13.87        7.759      560        175,769     65.54      24.72
8.001% to 8.500%                51            7,445,180     7.35        8.307      557        145,984     71.27      36.55
8.501% to 9.000%                43            5,352,511     5.28        8.758      541        124,477     70.82      47.13
9.001% to 9.500%                20            2,216,501     2.19        9.326      559        110,825     63.34      54.13
9.501% to 10.000%               25            2,036,343     2.01        9.788      579         81,454     66.92      63.77
10.001% to 10.500%               6              533,169     0.53       10.361      564         88,861     79.59      76.35
10.501% to 11.000%              18            1,141,368     1.13       10.813      596         63,409     83.16      68.35
11.001% to 11.500%               8              540,407     0.53       11.260      542         67,551     82.83      74.92
11.501% to 12.000%               4              265,845     0.26       11.866      569         66,461     84.06      35.65
TOTAL:                         648         $101,355,592   100.00%       7.169%     576       $156,413     63.77%     47.00%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.800% per annum to 12.000% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.169% per annum.

REMAINING MONTHS TO STATED MATURITY

                                             AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF                     NUMBER OF        BALANCE     MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL
REMAINING TERMS (MONTHS)   MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE     OUTSTANDING     LTV       DOC
109 to 120                       2         $     96,506     0.10%    6.246%        746      $ 48,253     52.89%     50.11%
169 to 180                      22            2,012,347     1.99     7.129         597        91,470     52.99      55.87
229 to 240                      24            2,690,946     2.65     7.173         602       112,123     55.67      56.77
349 to 360                     600           96,555,793    95.26     7.171         575       160,926     64.23      46.54
TOTAL:                         648         $101,355,592   100.00%    7.169%        576      $156,413     63.77%     47.00%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 114 months to 356 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 348 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL MORTGAGE   NUMBER OF       BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL
LOAN PRINCIPAL BALANCES    MORTGAGE LOANS  OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING     LTV        DOC
$50,000 or less                 33         $  1,638,198     1.62%      8.209%      585     $  49,642       49.74%    69.72%
$50,001 to $100,000            201           14,840,322    14.64       8.073       586        73,832       61.61     68.50
$100,001 to $150,000           142           17,728,283    17.49       7.176       576       124,847       58.94     56.93
$150,001 to $200,000           118           20,530,372    20.26       6.958       582       173,986       60.23     57.98
$200,001 to $250,000            63           14,088,326    13.90       6.932       569       223,624       64.54     38.16
$250,001 to $300,000            36            9,863,912     9.73       6.984       572       273,998       64.91     22.27
$300,001 to $350,000            18            5,969,801     5.89       6.856       569       331,656       78.83     33.46
$350,001 to $400,000            18            6,868,606     6.78       6.899       558       381,589       71.12     27.61
$400,001 to $450,000             8            3,442,297     3.40       7.204       595       430,287       67.97     12.60
$450,001 to $500,000             5            2,423,220     2.39       6.703       567       484,644       70.60     39.76
$500,001 to $550,000             1              512,711     0.51       7.100       548       512,711       66.03      0.00
$550,001 to $600,000             1              591,812     0.58       7.600       512       591,812       88.00      0.00
$600,001 to $650,000             1              640,644     0.63       6.650       583       640,644       75.00      0.00
$700,001 to $750,000             2            1,450,351     1.43       6.703       638       725,176       67.43     48.48
$750,001 to $800,000             1              766,738     0.76       6.890       529       766,738       53.66    100.00
TOTAL:                         648         $101,355,592   100.00%      7.169%      576     $ 156,413       63.77%    47.00%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $48,145 to approximately $766,738 and the average outstanding principal balance of the Mortgage Loans was approximately $156,413.

PRODUCT TYPES

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                             NUMBER OF       BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL
PRODUCT TYPES              MORTGAGE LOANS  OUTSTANDING     POOL        COUPON    SCORE     OUTSTANDING     LTV        DOC

10 Year Fixed Loans            2           $     96,506     0.10%      6.246%      746     $  48,253       52.89%    50.11%
15 Year Fixed Loans           21              1,940,194     1.91       7.114       599        92,390       52.40     57.95
20 Year Fixed Loans           24              2,690,946     2.65       7.173       602       112,123       55.67     56.77
30 Year Fixed Loans          218             28,591,470    28.21       7.243       606       131,154       58.26     63.19
2/28 LIBOR Loans             359             64,230,115    63.37       7.142       561       178,914       67.04     40.25
3/27 LIBOR Loans              24              3,806,361     3.76       7.125       577       158,598       61.77     26.63
TOTAL:                       648           $101,355,592   100.00%      7.169%      576     $ 156,413       63.77%    47.00%

ADJUSTMENT TYPE

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                             NUMBER OF       BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL
ADJUSTMENT TYPE            MORTGAGE LOANS  OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING     LTV        DOC
ARM                            383         $ 68,036,475    67.13%      7.141%      562     $ 177,641       66.75%   39.49%
Fixed Rate                     265           33,319,117    32.87       7.227       606       125,733       57.69    62.33
TOTAL:                         648         $101,355,592   100.00%      7.169%      576     $ 156,413       63.77%   47.00%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                             NUMBER OF       BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL
GEOGRAPHIC DISTRIBUTION    MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
Alabama                          2         $    106,615     0.11%      7.539%      559     $  53,308        54.12%   46.72%
Arizona                          6              601,872     0.59       7.547       609       100,312        68.25    63.25
Arkansas                         1               48,361     0.05       6.500       716        48,361        58.14   100.00
California                     141           25,429,408    25.09       7.128       574       180,350        63.67    48.12
Colorado                         9            1,160,286     1.14       7.093       577       128,921        67.17    57.89
Connecticut                     10            1,976,348     1.95       7.264       558       197,635        59.20    15.59
Delaware                         1               56,485     0.06       7.600       558        56,485        18.10   100.00
Florida                         45            5,149,519     5.08       7.473       570       114,434        68.67    42.70
Georgia                         11            1,167,808     1.15       9.003       570       106,164        74.23    42.47
Hawaii                           2              807,661     0.80       6.681       592       403,831        69.20    20.68
Illinois                        13            1,789,696     1.77       7.530       590       137,669        66.02    41.46
Indiana                          3              316,412     0.31       7.526       516       105,471        69.13    35.76
Kansas                           1               79,668     0.08       7.000       520        79,668        56.34   100.00
Kentucky                         2              206,215     0.20       7.587       615       103,107        77.86   100.00
Louisiana                        5              430,165     0.42       7.573       571        86,033        61.71   100.00
Maine                           10              885,537     0.87       6.924       607        88,554        59.27    37.88
Maryland                         5              748,630     0.74       6.825       555       149,726        57.68    56.81
Massachusetts                   65           12,594,530    12.43       6.744       592       193,762        60.25    39.76
Michigan                        23            2,462,140     2.43       8.125       551       107,050        69.95    64.10
Minnesota                        7            1,136,333     1.12       7.297       560       162,333        64.06    50.86
Missouri                         9              738,813     0.73       8.092       574        82,090        67.42    51.12
Nebraska                         1               68,580     0.07       7.750       616        68,580        85.00   100.00
Nevada                           3              353,256     0.35       6.611       598       117,752        67.06    50.54
New Hampshire                    7              688,550     0.68       6.653       587        98,364        55.96    69.88
New Jersey                      35            5,767,236     5.69       6.865       580       164,778        62.09    42.26
New York                       106           23,032,833    22.72       6.954       577       217,291        61.33    41.36
North Carolina                   6              485,905     0.48       9.052       543        80,984        84.09   100.00
Ohio                             5              496,216     0.49       7.652       562        99,243        71.03    75.93
Oregon                           5              516,229     0.51       7.438       599       103,246        68.92    74.56
Pennsylvania                    14            1,318,883     1.30       7.033       572        94,206        65.79    75.80
Rhode Island                    19            2,213,262     2.18       7.360       575       116,487        60.38    50.61
South Carolina                   4              211,644     0.21       7.907       577        52,911        58.01    71.62
Tennessee                        4              297,406     0.29       7.996       562        74,352        82.17    42.83
Texas                           33            3,609,502     3.56       7.952       560       109,379        67.84    42.28
Utah                             2              207,164     0.20       7.202       594       103,582        56.99   100.00
Vermont                          5              599,099     0.59       7.001       592       119,820        53.16    30.49
Virginia                        16            1,956,250     1.93       7.196       569       122,266        70.54    75.88
Washington                       9            1,363,914     1.35       8.098       568       151,546        83.63   100.00
West Virginia                    1               50,102     0.05       9.200       546        50,102        53.62   100.00
Wisconsin                        2              227,057     0.22       7.700       582       113,528        67.32     0.00
TOTAL:                         648         $101,355,592   100.00%      7.169%      576     $ 156,413        63.77%   47.00%

(1) No more than approximately 1.06% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                            AGGREGATE                           WEIGHTED    AVERAGE      WEIGHTED
                                            PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE    PERCENT
 RANGE OF ORIGINAL           NUMBER OF       BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE      ORIGINAL    FULL
LOAN-TO-VALUE RATIOS       MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
50.00% or less                 162         $ 19,636,662    19.37%      6.835%      589      $121,214        41.83%   60.52%
50.01% to 55.00%                86           14,096,439    13.91       6.803       589       163,912        52.99    59.28
55.01% to 60.00%               143           20,794,916    20.52       6.845       586       145,419        57.86    50.58
60.01% to 65.00%                16            3,700,506     3.65       7.600       536       231,282        63.34    31.63
65.01% to 70.00%                26            4,508,677     4.45       7.815       557       173,411        68.37     9.32
70.01% to 75.00%                34            8,601,126     8.49       7.203       555       252,974        74.44    31.18
75.01% to 80.00%                90           16,616,044    16.39       7.539       563       184,623        79.49    21.63
80.01% to 85.00%                32            4,736,117     4.67       7.330       603       148,004        84.47    62.28
85.01% to 90.00%                40            7,032,319     6.94       7.575       550       175,808        89.27    66.54
90.01% to 95.00%                 3              524,595     0.52       7.103       591       174,865        95.00   100.00
95.01% to 100.00%               16            1,108,192     1.09      10.731       635        69,262        99.86    77.64
TOTAL:                         648         $101,355,592   100.00%      7.169%      576      $156,413        63.77%   47.00%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 14.12% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 1.42% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 81.16%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 24.44%.

LOAN PURPOSE

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                             NUMBER OF       BALANCE      MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL
LOAN PURPOSE               MORTGAGE LOANS  OUTSTANDING      POOL     COUPON      SCORE     OUTSTANDING     LTV        DOC
Refinance - Cashout            527         $ 84,569,453    83.44%      7.130%      575      $160,473        62.24%   46.41%
Purchase                        66            8,591,199     8.48       7.484       597       130,170        75.10    48.02
Refinance - Rate Term           55            8,194,940     8.09       7.243       572       148,999        67.74    52.03
TOTAL:                         648         $101,355,592   100.00%      7.169%      576      $156,413        63.77%   47.00%

PROPERTY TYPE

                                            AGGREGATE                          WEIGHTED      AVERAGE     WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                             NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT       BALANCE     ORIGINAL    FULL
PROPERTY TYPE              MORTGAGE LOANS  OUTSTANDING      POOL     COUPON     SCORE      OUTSTANDING     LTV        DOC
Single Family Detached         453         $ 69,855,039    68.92%      7.123%     573      $154,205        62.37%   46.66%
Two-to-Four Family              71           14,328,413    14.14       6.997      600       201,809        63.40    42.08
Condominium - Low Rise          39            5,515,506     5.44       7.623      569       141,423        68.37    40.22
PUD Detached                    28            4,677,831     4.62       7.483      558       167,065        70.69    45.31
Single Family Attached          21            2,945,154     2.91       7.339      565       140,245        65.08    49.91
Manufactured Housing            30            2,901,051     2.86       7.670      605        96,702        80.77    97.93
Condominium - High Rise          3              699,478     0.69       7.025      570       233,159        39.89    35.93
PUD Attached                     3              433,121     0.43       6.852      579       144,374        83.93    25.78
TOTAL:                         648         $101,355,592   100.00%      7.169%     576      $156,413        63.77%   47.00%

DOCUMENTATION

                                            AGGREGATE                          WEIGHTED     AVERAGE      WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                             NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE      ORIGINAL   FULL
DOCUMENTATION              MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING      LTV       DOC
Stated Documentation           278         $ 52,035,047    51.34%      7.219%     579       $187,176       65.56%    0.00%
Full Documentation             359           47,637,512    47.00       7.084      574        132,695       61.59   100.00
Lite Documentation              10            1,616,871     1.60       8.083      546        161,687       71.75     0.00
No Documentation                 1               66,162     0.07       6.900      668         66,162       35.00     0.00
TOTAL:                         648         $101,355,592   100.00%      7.169%     576       $156,413       63.77%   47.00%

OCCUPANCY

                                            AGGREGATE                          WEIGHTED     AVERAGE      WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                             NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT      BALANCE      ORIGINAL    FULL
OCCUPANCY                  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING      LTV        DOC
Primary                        605         $ 93,888,735    92.63%      7.156%    574        $155,188       63.70%   48.80%
Investment                      28            4,657,666     4.60       7.395     619         166,345       58.85    27.01
Second Home                     15            2,809,191     2.77       7.244     589         187,279       74.26    19.86
TOTAL:                         648         $101,355,592   100.00%      7.169%    576        $156,413       63.77%   47.00%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                            AGGREGATE                          WEIGHTED     AVERAGE      WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE   PERCENT
MORTGAGE LOANS AGE           NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT      BALANCE      ORIGINAL    FULL
(MONTHS)                   MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING      LTV        DOC
4                               79         $ 10,400,546    10.26%      6.986%    562        $131,652        63.24%   84.95%
5                              476           76,325,341    75.30       7.127     575         160,347        64.01    48.03
6                               84           13,332,419    13.15       7.408     595         158,719        62.56    12.93
7                                9            1,297,286     1.28       8.642     557         144,143        66.56    32.36
TOTAL:                         648         $101,355,592   100.00%      7.169%    576        $156,413        63.77%   47.00%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                            AGGREGATE                          WEIGHTED     AVERAGE      WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE    PERCENT
ORIGINAL PREPAYMENT          NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT      BALANCE      ORIGINAL    FULL
PENALTY TERM               MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING      LTV        DOC
None                           188         $ 30,337,698    29.93%      7.306%    572        $161,371        64.79%   39.57%
12 Months                       65           10,746,192    10.60       6.929     597         165,326        56.40    53.55
24 Months                      230           38,898,681    38.38       7.150     562         169,125        67.80    41.98
36 Months                      165           21,373,021    21.09       7.130     598         129,533        58.70    63.38
TOTAL:                         648         $101,355,592   100.00%      7.169%    576        $156,413        63.77%   47.00%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                                            AGGREGATE                          WEIGHTED     AVERAGE      WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                             NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT      BALANCE      ORIGINAL    FULL
RANGE OF CREDIT SCORES     MORTGAGE LOANS  OUTSTANDING     POOL       COUPON    SCORE     OUTSTANDING      LTV        DOC
Not Available                    4         $    315,898     0.31%      9.174%       0       $ 78,974        51.00%   47.84%
500 to 500                       2              199,452     0.20       9.726      500         99,726        61.74    25.03
501 to 525                      96           16,679,627    16.46       7.803      512        173,746        70.12    54.55
526 to 550                     109           17,827,366    17.59       7.437      538        163,554        62.26    47.95
551 to 575                     123           20,056,841    19.79       7.233      563        163,064        63.80    33.75
576 to 600                     113           16,938,126    16.71       6.810      588        149,895        61.69    50.27
601 to 625                      89           13,577,104    13.40       6.904      613        152,552        68.66    56.61
626 to 650                      51            7,771,725     7.67       6.645      637        152,387        58.28    52.83
651 to 675                      33            4,162,927     4.11       6.769      661        126,149        56.88    40.08
676 to 700                      13            1,554,505     1.53       6.402      684        119,577        52.34    46.90
701 to 725                       9            1,021,620     1.01       6.447      710        113,513        49.00    13.50
726 to 750                       2              321,564     0.32       7.527      730        160,782        53.99     0.00
751 to 775                       3              880,691     0.87       6.601      758        293,564        65.87    20.33
776 to 776                       1               48,145     0.05       5.990      776         48,145        47.62     0.00
TOTAL:                         648         $101,355,592   100.00%      7.169%     576       $156,413        63.77%   47.00%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 776 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 576.

CREDIT GRADE

                                            AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                             NUMBER OF       BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL
CREDIT GRADE               MORTGAGE LOANS  OUTSTANDING     POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC
AA+                             20         $  3,088,139     3.05%      6.718%     691       $154,407        56.53%  52.13%
AA                             286           44,059,602    43.47       6.817      589        154,055        63.27   45.66
A                              127           21,353,827    21.07       7.144      553        168,140        65.95   50.39
B                              104           16,994,229    16.77       7.635      544        163,406        63.55   38.33
C                               33            4,739,913     4.68       8.339      540        143,634        56.65   45.48
CC                              12            1,596,925     1.58       9.246      553        133,077        52.28   96.26
NG                              66            9,522,958     9.40       7.236      609        144,287        69.41   51.92
TOTAL:                         648         $101,355,592   100.00%      7.169%     576       $156,413        63.77%  47.00%

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                             AGGREGATE                         WEIGHTED      AVERAGE     WEIGHTED
                                             PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE      PRINCIPAL     AVERAGE   PERCENT
                             NUMBER OF        BALANCE     MORTGAGE    AVERAGE   CREDIT       BALANCE     ORIGINAL    FULL
RANGE OF GROSS MARGINS     MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE      OUTSTANDING      LTV       DOC
2.501% to 3.000%                 2         $    288,144     0.42%      4.878%     643       $144,072        43.82%    0.00%
3.001% to 3.500%                14            2,610,602     3.84       5.614      649        186,472        52.94    55.84
3.501% to 4.000%                25            4,607,036     6.77       5.827      605        184,281        51.39    43.38
4.001% to 4.500%                43            7,723,674    11.35       6.400      585        179,620        63.95    33.60
4.501% to 5.000%                76           14,059,942    20.67       6.660      560        184,999        67.65    45.68
5.001% to 5.500%                75           14,063,230    20.67       7.148      560        187,510        68.19    31.11
5.501% to 6.000%                65           11,586,496    17.03       7.620      538        178,254        71.79    33.50
6.001% to 6.500%                39            6,593,475     9.69       8.196      542        169,063        71.02    37.74
6.501% to 7.000%                19            3,720,799     5.47       8.326      535        195,832        70.94    47.19
7.001% to 7.500%                11            1,181,930     1.74       8.754      527        107,448        68.94    58.48
7.501% to 8.000%                 9            1,092,503     1.61       9.692      529        121,389        65.29    83.69
8.001% to 8.500%                 3              364,123     0.54       9.730      571        121,374        61.58    39.73
8.501% to 9.000%                 2              144,522     0.21      10.758      510         72,261        71.96   100.00
TOTAL:                         383         $ 68,036,475   100.00%      7.141%     562       $177,641        66.75%   39.49%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.000% per annum to 8.850% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.233% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                             AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF MAXIMUM             NUMBER OF       BALANCE      MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL
MORTGAGE RATES             MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
11.000% or less                  2          $   583,767     0.86%      4.830%     596      $ 291,884       64.09%    59.15%
11.001% to 11.500%              14            2,855,851     4.20       5.328      607        203,989       54.04     61.95
11.501% to 12.000%              38            7,635,825    11.22       5.817      595        200,943       61.15     40.37
12.001% to 12.500%              53           10,095,631    14.84       6.315      574        190,484       65.26     52.41
12.501% to 13.000%              69           12,441,066    18.29       6.835      567        180,305       66.58     43.44
13.001% to 13.500%              66           10,882,049    15.99       7.304      553        164,880       70.34     33.55
13.501% to 14.000%              53           10,315,773    15.16       7.756      540        194,637       66.56     23.27
14.001% to 14.500%              36            5,741,847     8.44       8.283      553        159,496       74.73     33.11
14.501% to 15.000%              27            4,046,877     5.95       8.701      532        149,884       72.76     34.84
15.001% to 15.500%               9            1,773,553     2.61       9.002      528        197,061       63.00     24.86
15.501% to 16.000%               7            1,023,648     1.50       9.488      546        146,235       63.93     63.62
16.001% to 16.500%               4              298,681     0.44      10.282      517         74,670       78.60     77.82
16.501% to 17.000%               4              281,717     0.41      10.348      547         70,429       49.22     81.52
17.001% to 17.500%               1               60,192     0.09      11.050      508         60,192       90.00    100.00
TOTAL:                         383          $68,036,475   100.00%      7.141%     562      $ 177,641       66.75%    39.49%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.800% per annum to 17.050% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.165% per annum.

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                             AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                             NUMBER OF       BALANCE      MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL
NEXT ADJUSTMENT DATE       MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
February 2006                    6         $  1,026,671     1.51%      8.416%      546     $ 171,112        63.72%   14.53%
March 2006                      58            9,110,513    13.39       7.612       578       157,078        62.72     5.43
April 2006                     260           48,201,797    70.85       7.110       559       185,392        67.93    42.16
May 2006                        35            5,891,134     8.66       6.449       552       168,318        67.00    83.02
March 2007                       6            1,128,844     1.66       7.459       570       188,141        75.09     0.00
April 2007                      17            2,587,732     3.80       6.928       582       152,220        54.98    35.71
May 2007                         1               89,784     0.13       8.600       506        89,784        90.00   100.00
TOTAL:                         383          $68,036,475   100.00%      7.141%      562     $ 177,641        66.75%   39.49%